EX 99(g)(3)

October 13, 2022

State Street Bank and Trust Company

Channel Center

One Iron Street

Boston, Massachusetts 02210

Attention: Mark Branigan, Vice President

Re: Appendix A to Master Custodian Agreement dated September 10, 2008 for JH Funds, JH Funds III, JH ETF and John Hancock Asset-Based Lending Fund

Dear Mark:

Please be advised that John Hancock Strategic Series (the “Trust”) has established one (1) new series of shares to be known as:

John Hancock Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio

In accordance with the Master Custodian Agreement dated as of September 10, 2008 (the “Agreement”) by and among each management investment company identified on Appendix A thereto and State Street Bank and Trust Company, the Trust hereby requests that your bank act as Custodian for the aforementioned new series. In addition to the foregoing, Appendix A to the Agreement is hereby amended and restated as set forth on Appendix A attached hereto.

Kindly indicate your acceptance of the foregoing by executing this letter agreement, returning a copy to, John Hancock Funds, John Hancock Funds III, John Hancock Exchange-Traded Fund Trust, and John Hancock Asset-Based Lending Fund.

Sincerely,

JOHN HANCOCK FUNDS

JOHN HANCOCK FUNDS III

JOHN HANCOCK EXCHANGE-TRADED FUND TRUST

JOHN HANCOCK ASSET-BASED LENDING FUND

By:	/s/ Charles A. Rizzo
Name	Charles A. Rizzo
Title:	Chief Financial Officer

CONFIDENTIAL

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Mark Branigan

Name:
Title:

Effective Date: , 2022

Attachment

2

CONFIDENTIAL

Appendix A

to the

MASTER CUSTODIAN AGREEMENT

dated September 10, 2008

Between

John Hancock Funds and

State Street Bank and Trust Company

Amended as of:

October 13, 2022

Fund No.	Trusts and Funds of John Hancock Funds:	Adviser: John Hancock Investment Management LLC. Subadvisor for Fund:
OPEN-END FUNDS:
JOHN HANCOCK BOND TRUST
2X04	John Hancock Government Income Fund	Manulife Investment Management (US) LLC
2X05	John Hancock High Yield Fund	Manulife Investment Management (US) LLC
2X06	John Hancock Investment Grade Bond Fund	Manulife Investment Management (US) LLC
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND
2X08	John Hancock California Municipal Bond Fund (formerly, John Hancock California Tax-Free Income Fund)	Manulife Investment Management (US) LLC
JOHN HANCOCK CAPITAL SERIES
2X32	John Hancock Classic Value Fund	Pzena Investment Management, LLC
2X26	John Hancock U.S. Global Leaders Growth Fund	Sustainable Growth Advisers, LP
JOHN HANCOCK COLLATERAL TRUST
2X45	John Hancock Collateral Trust	Manulife Investment Management (US) LLC
JOHN HANCOCK CURRENT INTEREST
2X25	John Hancock Money Market Fund	Manulife Investment Management (US) LLC
JOHN HANCOCK FUNDS III
2CK7	John Hancock Disciplined Value Fund	Boston Partners Global Investors, Inc.
2Y56	John Hancock Disciplined Value Mid Cap Fund	Boston Partners Global Investors, Inc.
2Y77	John Hancock U.S. Growth Fund	Wellington Management Company LLP
JOHN HANCOCK EXCHANGE-TRADED FUND TRUST
2CAW	John Hancock Corporate Bond ETF	Manulife Investment Management (US) LLC
2CA1	John Hancock Mortgage-Backed Securities ETF	Manulife Investment Management (US) LLC
2Y7P	John Hancock Multifactor Consumer Discretionary ETF	Dimensional Fund Advisors LP
2Y7R	John Hancock Multifactor Consumer Staples ETF	Dimensional Fund Advisors LP
2Y7X	John Hancock Multifactor Developed International ETF	Dimensional Fund Advisors LP
2Y7Z	John Hancock Multifactor Emerging Markets ETF	Dimensional Fund Advisors LP

A-1

CONFIDENTIAL

2Y7S	John Hancock Multifactor Energy ETF	Dimensional Fund Advisors LP
2Y7O	John Hancock Multifactor Financials ETF	Dimensional Fund Advisors LP
2Y7N	John Hancock Multifactor Healthcare ETF	Dimensional Fund Advisors LP
2Y7U	John Hancock Multifactor Industrials ETF	Dimensional Fund Advisors LP
2Y7L	John Hancock Multifactor Large Cap ETF	Dimensional Fund Advisors LP
2Y7V	John Hancock Multifactor Materials ETF	Dimensional Fund Advisors LP
2Y8L	John Hancock Multifactor Media and Communications ETF	Dimensional Fund Advisors LP
2Y7Q	John Hancock Multifactor Mid Cap ETF	Dimensional Fund Advisors LP
2Y7Y	John Hancock Multifactor Small Cap ETF	Dimensional Fund Advisors LP
2Y7M	John Hancock Multifactor Technology ETF	Dimensional Fund Advisors LP
2Y7W	John Hancock Multifactor Utilities ETF	Dimensional Fund Advisors LP
2CA0	John Hancock Preferred Income ETF	Manulife Investment Management (US) LLC
2CCX	John Hancock U.S. High Dividend ETF	Manulife Investment Management (US) LLC
JOHN HANCOCK INVESTMENT TRUST
2X63	John Hancock Infrastructure Fund	Wellington Management Company LLP
2C9L	John Hancock Mid Cap Growth Fund	Wellington Management Company LLP
2X6C	John Hancock Seaport Long/Short Fund	Wellington Management Company LLP
2X64	John Hancock Small Cap Core Fund	Manulife Investment Management (US) LLC
2CAY	John Hancock Fundamental Equity Income Fund	Manulife Investment Management (US) LLC
JOHN HANCOCK INVESTMENT TRUST II
2X13	John Hancock Financial Industries Fund	Manulife Investment Management (US) LLC
2X14	John Hancock Regional Bank Fund	Manulife Investment Management (US) LLC
JOHN HANCOCK MUNICIPAL SECURITIES TRUST
2X09	John Hancock High Yield Municipal Bond Fund	Manulife Investment Management (US) LLC
2X1G	John Hancock Short Duration Municipal Opportunities Fund	Manulife Investment Management (US) LLC
2X11	John Hancock Municipal Opportunities Fund (formerly, John Hancock Tax-Free Bond Fund)	Manulife Investment Management (US) LLC
JOHN HANCOCK SOVEREIGN BOND FUND
2X03	John Hancock Bond Fund	Manulife Investment Management (US) LLC
JOHN HANCOCK STRATEGIC SERIES
2X07	John Hancock Income Fund	Manulife Investment Management (US) LLC
2X0A	John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio	Manulife Investment Management (US) LLC
2X0B	John Hancock Managed Account Shares Securitized Debt Portfolio	Manulife Investment Management (US) LLC

A-2

CONFIDENTIAL

2X0D	John Hancock Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	Manulife Investment Management (US) LLC
2XA9	John Hancock Managed Account Shares Non-Investment-Grade Municipal Bond Portfolio	Manulife Investment Management (US) LLC
JOHN HANCOCK CLOSED END FUNDS:
2X21	John Hancock Financial Opportunities Fund	Manulife Investment Management (US) LLC
2Y61	John Hancock Hedged Equity & Income Fund	Wellington Management Company LLP
2X17	John Hancock Income Securities Trust	Manulife Investment Management (US) LLC
2X18	John Hancock Investors Trust	Manulife Investment Management (US) LLC
2X27	John Hancock Preferred Income Fund	Manulife Investment Management (US) LLC
2X28	John Hancock Preferred Income Fund II	Manulife Investment Management (US) LLC
2X30	John Hancock Preferred Income Fund III	Manulife Investment Management (US) LLC
2X23	John Hancock Premium Dividend Fund	Manulife Investment Management (US) LLC
2XZK	John Hancock Tax-Advantaged Dividend Income Fund	Manulife Investment Management (US) LLC
2XWK	John Hancock Tax-Advantaged Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
JOHN HANCOCK ASSET-BASED LENDING FUND
JHAC	John Hancock Asset-Based Lending Fund	Marathon Asset Management LP

A-3

CONFIDENTIAL